UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report: June 19, 2020
(Date of earliest event reported)

Commission File Number	Exact Name of Registrant as specified in its charter	State or Other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number
1-12609	PG&E CORPORATION	California	94-3234914
1-2348	PACIFIC GAS AND ELECTRIC COMPANY	California	94-0742640

77 Beale Street P.O. Box 770000 San Francisco, California 94177	77 Beale Street P.O. Box 770000 San Francisco, California 94177
(Address of principal executive offices) (Zip Code)	(Address of principal executive offices) (Zip Code )

(415) 973-1000	(415) 973-7000
(Registrant’s telephone number, including area code)	(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	PCG	The New York Stock Exchange
First preferred stock, cumulative, par value $25 per share, 5% series A redeemable	PCG-PE	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 5% redeemable	PCG-PD	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 4.80% redeemable	PCG-PG	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 4.50% redeemable	PCG-PH	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 4.36% series A redeemable	PCG-PI	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 6% nonredeemable	PCG-PA	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 5.50% nonredeemable	PCG-PB	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 5% nonredeemable	PCG-PC	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	PG&E Corporation	☐

Emerging growth company	Pacific Gas and Electric Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

PG&E Corporation	☐

Pacific Gas and Electric Company	☐

Item 8.01.	Other Events

As previously disclosed, on January 29, 2019, PG&E Corporation (the “Corporation”) and its subsidiary, Pacific Gas and Electric Company (the “Utility,” and together with the Corporation, the “Debtors”) filed voluntary petitions for relief under chapter 11 of title 11 (“Chapter 11”) of the United States Code in the U.S. Bankruptcy Court for the Northern District of California (the “Bankruptcy Court”). The Debtors’ Chapter 11 cases are being jointly administered under the caption In re: PG&E Corporation and Pacific Gas and Electric Company, Case No.
 19-30088
(DM) (the “Chapter 11 Cases”). On May 22, 2020, the Debtors, certain funds and accounts managed or advised by Abrams Capital Management, L.P., and certain funds and accounts managed or advised by Knighthead Capital Management, LLC filed the Debtors’ and Shareholder Proponents’ Joint Chapter 11 Plan of Reorganization dated May 22, 2020 [Docket No. 7521] with the Bankruptcy Court (as may be further modified, amended, or supplemented from time to time and, together with all exhibits and schedules thereto, the “Plan”).
On June 19, 2020, the Utility completed the sale of (i) $500,000,000 aggregate principal amount of Floating Rate First Mortgage Bonds due June 16, 2022, (ii) $2,500,000,000 aggregate principal amount of 1.75% First Mortgage Bonds due June 16, 2022, (iii) $1,000,000,000 aggregate principal amount of 2.10% First Mortgage Bonds due August 1, 2027, (iv) $2,000,000,000 aggregate principal amount of 2.50% First Mortgage Bonds due February 1, 2031, (v) $1,000,000,000 aggregate principal amount of 3.30% First Mortgage Bonds due August 1, 2040, and (vi) $1,925,000,000 aggregate principal amount of 3.50% First Mortgage Bonds due August 1, 2050, (collectively, the “Mortgage Bonds”). Subject to the satisfaction of certain conditions, the net proceeds from the sale of the Mortgage Bonds, together with the net proceeds from certain other Plan financing transactions, are expected to be used to effectuate the reorganization of the Utility and the Corporation in accordance with the terms and conditions contained in the Plan. For further information concerning the Mortgage Bonds, refer to the exhibits attached to this report.
Cautionary Statement Concerning Forward-Looking Statements
This current report on Form
8-K
includes forward-looking statements that are not historical facts, including statements about the beliefs, expectations, estimates, future plans and strategies of the Corporation and the Utility, including but not limited to the Plan and related financings. These statements are based on current expectations and assumptions, which management believes are reasonable, and on information currently available to management, but are necessarily subject to various risks and uncertainties. In addition to the risk that these assumptions prove to be inaccurate, other factors that could cause actual results to differ materially from those contemplated by the forward-looking statements include factors disclosed in the Corporation’s and the Utility’s annual report on Form
10-K
for the year ended December 31, 2019, as updated by their joint quarterly report on Form
10-Q
for the quarter ended March 31, 2020, and their subsequent reports filed with the SEC. Additional factors include, but are not limited to, those associated with the Chapter 11 cases of the Corporation and the Utility that commenced on January 29, 2019. The Corporation and the Utility undertake no obligation to publicly update or revise any forward-looking statements, whether due to new information, future events or otherwise, except to the extent required by law.
Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

1.1
Underwriting Agreement, dated June 16, 2020, by and among Pacific Gas and Electric Company, J.P. Morgan Securities LLC, Barclays Capital Inc., BofA Securities, Inc., Citigroup Global Markets Inc. and Goldman Sachs & Co. LLC

4.1	Indenture of Mortgage, dated as of June 19, 2020, between Pacific Gas and Electric Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”)

4.2	First Supplemental Indenture, dated as of June 19, 2020, relating to the Mortgage Bonds, between Pacific Gas and Electric Company and the Trustee (including the form of Mortgage Bonds of each series)

4.3	Calculation Agency Agreement, dated as June 19, 2020, between Pacific Gas and Electric Company and The Bank of New York Mellon Trust Company, N.A, as calculation agent

4.4	Escrow Deposit and Disbursement Agreement, dated as of June 19, 2020, by and among Pacific Gas and Electric Company, The Bank of New York Mellon Trust Company, N.A., as escrow agent, and the Trustee

5.1	Opinion of Hunton Andrews Kurth LLP, dated June 19, 2020

104	Cover Page Interactive Data File—the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

PG&E CORPORATION

	By:	/s/ Jason P. Wells
Jason P. Wells
Dated: June 19, 2020		Executive Vice President and Chief Financial Officer

PACIFIC GAS AND ELECTRIC COMPANY

	By:	/s/ David S. Thomason
David S. Thomason
Dated: June 19, 2020		Vice President, Chief Financial Officer and Controller